SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934


               Date of Report (Date of earliest event reported)
                                 August 25, 2004


                  Farmer Mac Mortgage Securities Corporation
            (Exact Name of Registrant as Specified in its Charter)



            Delaware                 333-80805               52-1779791
 (State or Other Jurisdiction       (Commission           (I.R.S. Employer
       of Incorporation)            File Number)         Identification No.)


      1133 21st Street, N.W.                        20036
       Washington, D.C.                           (Zip Code)
      (Address of Principal
       Executive Offices)

      Registrant's telephone number, including area code (202) 872-7700

                                    No Change
         (Former Name or Former Address, if Changed Since Last Report)

      Item 7.  Financial  Statements;  Pro Forma  Financial  Information  and
Exhibits

      (a)   Not applicable.

      (b)   Not applicable.

      (c)   Exhibits:

             20.104 Farmer  Mac  Mortgage Securities  Corporation,  Agricultural
                    Mortgage-Backed Securities, Series 3/29/00, Series 4/26/00-A, Series 4/26/00-B, Series 6/30/00, Series 8/30/00,
                    Series 9/27/00,  Series 11/29/00,  Series  12/27/00,  Series
                    1/31/01,  Series 3/28/01,  Series  6/27/01,  Series 8/23/01,
                    Series 9/26/01,  Series  4/30/02,  Series  11/14/02,  Series
                    2/26/03,  Series 5/30/03,  Series  9/26/03,  Series 9/30/03,
                    Series 3/26/04, Series 05/28/04 and Series 7/30/04 Statement to Certificateholders, dated 8/25/04.

                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              FARMER MAC MORTGAGE SECURITIES CORPORATION



                                    By:/s/ Nancy E. Corsiglia
                                    -------------------------
                                    Name:  Nancy E. Corsiglia
                                    Title: Vice President




Dated:  August 16, 2004

                                EXHIBIT INDEX



Exhibit No.                   Description                           Page No.


20.104                   Statement to Certificateholders